UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2011 (August 4, 2011)

Fortress Investment Group LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Fortress Investment Group LLC (“Fortress”) is filing this Current Report on Form 8-K as a result of a segment reorganization, described in more detail below. The financial and other information in Fortress’s Annual Report on Form 10-K for the year ended December 31, 2010 (“2010 10-K”) that is significantly affected by this segment reorganization has been revised, and such revised information is included in exhibits to this 8-K.

All other information in Fortress’s 2010 10-K has not been updated for events or developments that occurred subsequent to its filing with the U.S. Securities and Exchange Commission on March 1, 2011. For developments since the filing of the 2010 10-K, please refer to Fortress’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011 and Fortress’s Current Reports on Form 8-K filed since March 1, 2011.

Segment Reorganization

In the second quarter of 2011, Fortress reorganized its segments by moving two of its funds, Fortress Partners Fund LP and Fortress Partners Offshore Fund LP, from its Credit Hedge Fund segment to its Liquid Hedge Fund segment. The funds were moved to reflect a change in the way the business is reviewed and assessed by its “chief operating decision maker,” as defined in ASC 280-10-50. All of Fortress’s internal reports have been changed to reflect this reorganization and Fortress’s allocable expenses are now allocated amongst the segments based on this reorganization. Furthermore, responsibility for these funds has been transferred to management of the Liquid Hedge Fund segment.

As required by ASC 280-10-50, all consolidated financial statements issued by Fortress in the future, including the Quarterly Report on Form 10-Q for the period ending June 30, 2011, will reflect the segment reorganization described above on a retrospective basis for all periods presented.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits filed with this Current Report on Form 8-K supersede the corresponding portions of the 2010 10-K.

•	Exhibit 23.1 – Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

•	Exhibit 99.1 – Revised Financial Information and Disclosures from Fortress Investment Group LLC’s Annual Report on Form 10-K for the Year Ended December 31, 2010

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements which reflect our current views with respect to, among other things, future events and financial performance. Readers can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this report are based upon the historical performance of us and our subsidiaries and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Accordingly, you should not place undue reliance on any forward-looking statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report. We do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Revised Financial Information and Disclosures from Fortress Investment Group LLC’s Annual Report on Form 10-K for the Year Ended December 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC
(Registrant)

/s/ DANIEL N. BASS
Daniel N. Bass
Chief Financial Officer

Date: August 4, 2011

EXHIBIT INDEX

Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Revised Financial Information and Disclosures from Fortress Investment Group LLC’s Annual Report on Form 10-K for the Year Ended December 31, 2010